Prepayment and Other Current Assets, Net - Schedule of Prepayment and Other Current Assets (Details)	Jun. 30, 2025 HKD ($)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 HKD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 HKD ($)
Schedule of Prepayment and Other Current Assets [Abstract]
Prepayment	$ 31,819,119	$ 4,053,443	$ 24,384,141	$ 3,139,171	$ 12,021,838
Others	3,980	507	3,589	462	55,863
Total	$ 31,823,099	$ 4,053,950	$ 24,387,730	$ 3,139,633	$ 20,225,722